SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-54205

Date of Report: October 7, 2011

HXT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	20-2188353
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

51 Huilingxi Road, Zhouhuizheng, Wujin District, Changzhou, Jiangsu Province, P.R. China	213022
(Address of principal executive offices)	(Zip Code)

86-519-83630688
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

On September 2, 2011 HXT Holdings, Inc. completed a reverse merger in which HXT Holdings, Inc. issued shares of common stock equal to 98% of the outstanding shares in connection with its acquisition of the capital stock of China Metal Holding, Inc.  At the time of the reverse merger, GZTY CPA Group, LLC was the auditor of record for China Metal Holding, Inc.  Accordingly, on September 2, 2011, by reason of the reverse merger, GZTY CPA Group, LLC became the principal independent accountant for HXT Holdings, Inc.  Therefore, on October 7, 2011 the Board of Directors of HXT Holdings, Inc. dismissed Kabani & Company, Inc. from its position as the principal independent accountant for HXT Holdings, Inc.

The audit report of Kabani & Company, Inc. on HXT Holdings, Inc.’s financial statements for the years ended September 30, 2010 and 2009 contained a modification expressing substantial doubt regarding the ability of HXT Holdings, Inc. to continue as a going concern.  The audit report of Kabani & Company, Inc. on HXT Holdings, Inc.’s financial statements for the years ended September 30, 2010 and 2009 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the aforesaid modification.  Kabani & Company, Inc. did not, during the applicable periods, advise HXT Holdings, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

HXT Holdings, Inc. and Kabani & Company, Inc. have not, during HXT Holdings, Inc.’s two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Kabani & Company, Inc.’s satisfaction, would have caused Kabani & Company, Inc. to make reference to the subject matter of the disagreement in connection with his reports.

HXT Holdings, Inc. has requested Kabani & Company, Inc. to furnish a letter addressed to the Securities Exchange Commission stating whether or not Kabani & Company, Inc. agrees with the statements in this 8-K.  A copy of the letter is filed as an exhibit to this 8-K.

HXT Holdings, Inc. has retained the firm of GZTY CPA Group, LLC to serve as its principal independent accountant.  At no time during the past two fiscal years or any subsequent period prior to September 2, 2011 did HXT Holdings, Inc. consult with GZTY CPA Group, LLC  regarding any matter of the sort described above with reference to Kabani & Company, Inc., any issue relating to the financial statements of HXT Holdings, Inc., or the type of audit opinion that might be rendered for HXT Holdings, Inc.

Item 9.01          Financial Statements and Exhibits

Exhibits

16.	Letter from Kabani & Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 7, 2011	HXT Holding, Inc.
By: /s/ Pan Shudong
Pan Shudong, Chief Executive Officer